                                                                    EXHIBIT 99.2






Excerpts from presentation materials to be delivered on January 30, 2002 at the Bear Stearns Ninth Annual Commercial Aerospace & Defense Conference by Marshall
O. Larsen, President and Chief Operating Officer of Goodrich Corporation's aerospace business.



Part of this presentation contains forward-looking statements that involve risks and uncertainties, and actual results could differ materially from those projected in the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed with the Securities and Exchange Commission, including but not limited to the last section of the Management's Discussion and Analysis entitled "Forward-Looking Information is Subject to Risk and Uncertainty" contained in the company's Annual Report on Form 10-K and in other filings.

Special items, as used in this presentation, includes merger-related and consolidation costs, gains or losses on sold businesses, results of discontinued operations, asset impairment charges and other restructuring costs.


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GOODRICH:  TOP TIER AEROSPACE SYSTEMS COMPANY

INDUSTRY CONSOLIDATOR:  COMPLEMENTARY ACQUISITIONS

2001:

-        Hella Lighting
-        Humphrey, Inc.

2000:

-        Raytheon Optical Systems
-        Autoliv OEA Aerospace unit
-        Corning OCA
-        Engineered Products Co.
-        Advanced Creations, Inc.
-        IBP Aerospace
-        Barnes Engineering

Sales:
-----

2000              $ 13 million
2001              $ 217 million


Excellent Track Record of Identification & Integration


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GOODRICH - LONG-TERM VALUE CREATION ROADMAP


[Presentation materials contains a slide showing the following information]


Goal - 15% Annual E.P.S. Growth.  Factors:

         -        Sales Growth:  10 - 12% Annually.  Factors:

                  -        Organic Growth:  6 - 7% Annually

                  -        R&D:  New products and sales growth: 4 - 5% of Sales

                  -        Complementary Acquisitions:  4 - 5% Annually

         -        Segment Operating Margins:*  15 - 16% of Sales.  Factors:

                  -        Complementary Acquisitions:  Synergies

                  -        Productivity Improvement:  3 - 4% Annually

                  -        R&D:  New products and sales growth: 4 - 5% of Sales

         -        Free Cash Flow:  Greater than 80% of Net Income.

         -        Capital Structure Enhancements:  Debt/Equity Mix.


OBJECTIVE:  SUSTAINABLE VALUE CREATION



* Results from continuing operations, excluding special items.


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EXPECTATIONS FOR GOODRICH 2002 SALES


                                              FULL YEAR 2001
                                                GOODRICH                      AVG. EXPECTED
                                                  MIX                          2002 GROWTH
                                              ---------------                 -------------
Boeing & Airbus OE Production                     32%                              (20%)
Regional, Business & GA OE
   & Aftermarket                                  11%                            (0-10%)
Military Aircraft OE & Aftermarket                18%                               15%
Space                                              2%                               15%
Commercial A/C Aftermarket                        25%                           (10-20%)
Heavy Airframe Maintenance                         5%                                5%
IGT & Other                                        7%                              0-5%
    Expected Organic Growth                                                      (7-11%)
New Products/Completed Acquisitions                                              1 - 2%
Goodrich Aerospace Total                                                         (5-10%)

RECENT AFTERMARKET TRENDS INDICATE EXPECTATIONS TOWARDS THE HIGH END OF THE
RANGE.

                      2002 OUTLOOK - CONTINUING OPERATIONS


                                                                                   2000 TO
                                                                                    2001            2002
                                            ACTUAL 2000     ACTUAL 2001           % CHANGE        OUTLOOK
SALES ($B)                                     $  3.7         $ 4.2                  +13%         MINUS 5%
                                                                                                   to 10%

SEGMENT OPERATING MARGINS*                       16.0%         15.4%                (0.6%)        15 - 15.5%

OPERATING MARGINS*                               14.4%         14.2%                (0.2%)       About 14%

DILUTED E.P.S.*

   - Excl. special items, EIP &                $ 2.43         $2.87                  +18%      $2.45 - 2.55
     PM as discontinued


              2002 OUTLOOK PROJECTS RESULTS WELL ABOVE FIRST CALL
                         CONSENSUS OF JANUARY 2, 2002.


* Results from continuing operations, excluding special items.